Annuity Investors® Variable Account A

of

(logo)

The Commodore Nauticus®	The Commodore Americus®

June 30, 2002

Semiannual Report to Contract Owners

Table of Contents

Page

Letter from the President	2

Tab
Portfolio Semiannual Reports

AIM V.I. Funds	I
AIM V.I. Capital Development Fund
AIM V.I. Government Securities Fund
AIM V.I. Premier Equity Fund

Dreyfus Portfolio	II
Dreyfus Variable Investment Fund
Appreciation Portfolio
Growth and Income Portfolio
Small Cap Portfolio
The Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Stock Index Fund

Janus Aspen Series	III
Aggressive Growth Portfolio
Balanced Portfolio
Capital Appreciation Portfolio
International Growth Portfolio - Service Shares
Worldwide Growth Portfolio

Merrill Lynch Variable Series Fund, Inc.	IV
Basic Value V.I. Fund
Global Allocation V.I. Fund
High Current Income V.I. Fund
Domestic Money Market V.I. Fund

PBHG Insurance Series Fund	V
PBHG Growth II Portfolio
PBHG Mid-Cap Value Portfolio
PBHG Select Value Portfolio
PBHG Technology & Communications Portfolio

Scudder Asset Management	VI
VIT EAFE® Equity Index Fund
VIT Small Cap Index Fund

Strong Opportunity Fund II, Inc.	VII

The Universal Institutional Funds, Inc.	VIII
Van Kampen UIF - Core Plus Fixed Income Portfolio Van Kampen UIF - U.S. Real Estate Portfolio

 (Logo)

Dear Commodore® Variable Annuity Contract Owner:

Enclosed are the June 30, 2002 Semiannual Reports for the Portfolios in which the subaccounts of Annuity Investors® Life Variable Account A invest. During the first half of 2002, the market volatility that began in March 2001 showed little sign of lessening and investor confidence began to weaken. Concerns about corporate accounting, and anxiety about terrorism and violence in the Middle East were the main causes of the decline of all of the major stock indices in the first half of the year. However, Federal Reserve Board Chairman Alan Greenspan, in his semiannual monetary policy report to Congress in July 2002, stated that even with current market conditions, and corporate and worldwide events, the U.S. economy has continued to expand. Although many uncertainties are still unresolved, the mildness and brevity of the economic downturn are a testament to the notable improvement in the resilience and flexibility of the economy.

For the period ending June 30, 2002, the stock market, as measured by the Standard & Poor's Composite Stock 500 Index, incurred a loss of 13.78%, and the NYSE Composite Index incurred a loss of 9.62%. The bond market, as measured by Lehman Brothers Aggregate Bond Index, gained 3.80% over the same period. The average annual total returns of the subaccounts offered under your Contract for the period January 1, 2002 to June 30, 2002 are shown below. *

AIM V.I. Capital Development Fund	(5.44)%
AIM V.I. Government Securities Fund	2.84%
AIM V.I. Premier Equity Fund	(21.68)%
Dreyfus VIF - Appreciation Portfolio	(9.24)%
Dreyfus VIF - Growth and Income Portfolio	(15.77)%
Dreyfus VIF - Small Cap Portfolio	(3.47)%
The Dreyfus Socially Responsible Growth Fund, Inc.	(17.63)%
Dreyfus Stock Index Fund	(13.85)%
Janus Aspen Series - Aggressive Growth Portfolio	(19.74)%
Janus Aspen Series - Balanced Portfolio	(3.77)%
Janus Aspen Series - Capital Appreciation Portfolio	(7.47)%
Janus Aspen Series - International Growth Portfolio - Service Shares	(12.70%
Janus Aspen Series - Worldwide Growth Portfolio	(13.56)%
Merrill Lynch VSF - Basic Value Focus V.I. Fund	(9.09)%
Merrill Lynch VSF - Global Allocation Focus V.I. Fund	(2.95)%
Merrill Lynch VSF - High Current Income V.I. Fund	(3.37)%
Merrill Lynch VSF - Domestic Money Market Fund	0.15%
PBHG Insurance Series Fund - PBHG Growth II Portfolio	(17.14)%
PBHG Insurance Series Fund - PBHG Mid-Cap Value Portfolio	(10.32)%
PBHG Insurance Series Fund - PBHG Select Value Portfolio	(13.49)%
PBHG Insurance Series Fund - PBHG Technology & Communications Portfolio	(43.29)%
Scudder VIT Funds EAFE® Equity Index Fund	(5.11)%
Scudder VIT Funds Small Cap Index Fund	(5.52)%
Strong Opportunity Fund II, Inc.	(15.68)%
Van Kampen UIF - Core Plus Fixed Income Portfolio	2.32%
Van Kampen UIF - U.S. Real Estate Portfolio	9.76%
*Performance figures are net of all sub-account charges, but do not reflect contingent deferred sales charges and contract maintenance fees.

My colleagues at Annuity Investors Life Insurance Company and I look forward to serving you in the future.

Sincerely,

/s/ Charles R. Scheper
Charles R. Scheper
President

This report is for the information of the contract owners and participants of Annuity Investors Life Insurance Company® and Annuity Investors® Variable Account A. It is authorized for distribution to other persons only when preceded or accompanied by a current prospectus, which contains complete information, including charges and expenses. For more information or to request a prospectus, call toll free (800) 789-6771.

(logo)

(Logo) -  Annuity Investors Life Insurance Company

A subsidiary of Great American Financial Resources SM , Inc. P.O. Box 5423 Cincinnati, OH 45201-5423 (800) 789-6771 www.commodoreva.com

Principal Underwriter/Distributor: Great American AdvisorsSM , Inc., member NASD and an affiliate of Annuity Investors Life Insurance Company, 525 Vine Street, Cincinnati, Ohio 45202

3214	8/02

Variable Account A The Financial Statements of the following investment companies ("Registrant") are made a part hereof and incorporated herein:
Registrant	1940 Act Number
AIM V.I. Funds	811-07452
AIM V.I. Capital Development Fund
AIM Government Securities Fund
AIM V.I. Premier Equity Fund
Dreyfus Variable Investment Fund	811-05125
Appreciation Portfolio
Growth & Income Portfolio
Small Cap Portfolio
The Dreyfus Socially Responsible Growth Fund, Inc.	811-07044
Dreyfus Stock Index Fund	811-05179
Janus Aspen Series	811-07736
Aggressive Growth Portfolio
Balanced Portfolio
Capital Appreciation Portfolio
International Growth Portfolio - Service Shares
Worldwide Growth Portfolio
Merrill Lynch Asset Management, L.P.	811-03290
Basic Value V.I. Fund
Domestic Money Market V.I. Fund
Global Allocation V.I. Fund
High Current Income V.I. Fund
PBHG Insurance Series Fund, Inc.	811-08009
PBHG Growth II Portfolio
PBHG Mid-Cap Value Portfolio
PBHG Select Value Portfolio
PBHG Technology & Communication Portfolio
Scudder Investments	811-07507
Scudder VIT EAFE Equity Index
Scudder VIT Small Cap Index
Strong Opportunity Fund II	811-06522
The Universal Institutional Funds, Inc.	811-07607
Van Kampen UIF, Inc. Core Plus Fixed Income Portfolio
Van Kampen UIF, Inc. U.S. Real Estate Portfolio